SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUPPLEMENT DATED JULY 2, 2007

TO PROSPECTUS DATED MAY 1, 2006
FOR FUTURITY FOCUS

ISSUED BY SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement describes proposed changes to certain investment options offered under your Contract.  Please retain this supplement with your Prospectus for future reference.

On July 2, 2007, Sun Life Assurance Company of Canada (U.S.) ("Sun Life"), Sun Life Insurance and Annuity Company of New York ("Sun Life NY"), and their various separate accounts filed an application with the Securities and Exchange Commission ("SEC") seeking an order approving the substitution of shares of certain portfolios of the Sun Capital Advisers Trust (the "New Portfolios") for shares of the PIMCO High Yield Portfolio of the PIMCO Variable Insurance Trust and the Lord Abbett Growth and Income Portfolio of the Lord Abbett Series Fund, Inc. (the "Old Portfolios").

Sun Life and Sun Life NY will carry out the proposed substitutions by redeeming the shares of the Old Portfolios and purchasing shares of the New Portfolios.  Any Contract Value that you have allocated to a Sub-Account investing in the applicable shares of an Old Portfolio on the date of the substitutions will, in effect, be transferred to the Sub-Account investing in shares of the New Portfolios.  Sun Life and Sun Life NY anticipate that, if SEC approval is granted and all of the systems needed to perform the substitutions are in place, the proposed substitutions will occur in early 2008.  To the extent required by law, approvals of the proposed substitutions also will be obtained from the state insurance regulators in certain jurisdictions.

From July 2, 2007 through 30 days following the substitutions, you may make one transfer of Contract Value from the Sub-Accounts investing in the Old Portfolios (before the substitutions) or the New Portfolios (after the substitutions) to any other available Sub-Account without being assessed a transfer fee and without that transfer counting against limitations on transfers permitted under your Contract. In addition, from July 2, 2007 through 30 days following the substitutions, neither Sun Life nor Sun Life NY will exercise any rights it may have to impose new restrictions or charges on transfers into or out of the Old Portfolios under your Contract (except as are necessary to prevent short-term trading activities).

All Contract Owners will receive a current prospectus for the New Portfolios prior to the substitutions.  This prospectus will describe each New Portfolio’s investment policies, risks, fees and expenses, and all other aspects of its operations, and should be read carefully before investing.  There is no assurance that the New Portfolios will achieve their stated objectives.

If you have any questions about the proposed substitutions, please call our Service Center at (800) 752-7215 or write to us at P.O. Box 9133, Wellesley Hills, MA 02481.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

        Futurity Focus (US)